ALLIANCE GREATER CHINA '97 FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                          ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

March 27, 1998

Dear Shareholder:

We are pleased to provide the first report to shareholders for the Alliance Greater China '97 Fund. This semi-annual report contains investment results and market activity for Alliance Greater China '97 Fund's initial period of operations beginning September 3, 1997 and ending January 31, 1998.

MARKET REVIEW
During the period under review, the contagion effect of the Asian currency crisis started to put downward pressure on the equity markets in the region, including that of the Greater China region.

INVESTMENT RESULTS
All the Asian markets performed poorly during the last six months due to the Asian crisis. Alliance Greater China '97 Fund's Class A shares posted a return of -40.41% at net asset value (NAV) since the Fund's inception on September 3, 1997 through the end of the reporting period, January 31, 1998. By comparison, the MSCI China Index returned -54.34% and the Lipper China Region Funds Average returned -41.64%. Your Fund marginally underperformed the local indices due mainly to cash flow movements during September 1997 and January 1998. Otherwise, the Fund performed well against its peer group in the fourth quarter of 1997.


INVESTMENT RESULTS*
Periods Ended January 31, 1998
                                         TOTAL RETURNS
                                          SINCE FUND'S
                                           INCEPTION*
                                         -------------
ALLIANCE GREATER CHINA '97 FUND
  Class A                                   -40.41%
  Class B                                   -40.57%
  Class C                                   -40.47%

MSCI CHINA INDEX                            -54.34%

MSCI HONG KONG INDEX                        -38.72%

MSCI TAIWAN INDEX                           -23.86%

LIPPER CHINA REGION FUNDS AVERAGE           -41.64%


* PERFORMANCE RESULTS FOR THE FUND REPRESENT DATA FROM THE FUND'S INCEPTION DATE OF 9/3/97. PERFORMANCE RESULTS FOR THE BENCHMARKS ARE AS OF 9/30/97 (THE MONTH-END NEAREST TO THE FUND'S INCEPTION DATE). THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JANUARY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI CHINA INDEX, THE MSCI HONG KONG INDEX AND THE MSCI TAIWAN INDEX ARE MARKET CAPITALIZATION-WEIGHTED INDICES OF COMPANIES LOCATED IN THEIR RESPECTIVE COUNTRIES. THE LIPPER CHINA REGION FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE CHINA REGION OR IN A SINGLE COUNTRY WITHIN THIS REGION. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES OR THE AVERAGE.

ECONOMIC OUTLOOK
Fundamentally, the Greater China region is still in good shape despite the short term pain created by the slowdown in the region. Economic reform in China is moving ahead. In 1998, China may even be able to join the World Trade Organization and further integrate into the global economic order. The Chinese currency, the renminbi, is expected to remain stable in 1998 and the government will further stimulate the domestic economy by focusing on infrastructure development. In addition, further interest rate cuts may be implemented during the year. In


1


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

short, China is expected to show stable growth of 7%-8% providing a favorable macro environment for the Greater China region.

In Hong Kong, interest rate-sensitive sectors like finance and property have suffered as the risk premium on local interest rates increased sharply due to speculative attack. We believe the adjustment process to further external shocks, which will be brought about through interest rates rather than the exchange rate, will bring some consolidation in the local economy in 1998. With the risk premium on local interest rates increased as a result of the Asian currency crisis, asset prices will be under short-term downward pressure. When the risk premium gradually contracts, local interest rates will gradually decline. The Argentinean experience suggests that the Hong Kong equity market could recover strongly once this occurs.

The Taiwan economy should weather the Asian currency crisis fairly well due to flexibility in the manufacturing sector. The electronics sector is expected to enjoy strong growth as external demand remains healthy. On the political front, there may not be any breakthrough in the Taiwan-China relationship in the short term. However, the fact that both sides have expressed interest in resuming the dialogue at a more concrete level is an encouraging development.

Looking forward, the outlook for the Greater China region remains positive in the medium term. The region should be the first one to recover from the Asian currency crisis, although the Asian markets will still be subject to volatility in the short term, pending further political and economic development in the region.

We appreciate your interest and investment in Alliance Greater China '97 Fund and look forward to reporting its progress to you in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Matthew Lee
Portfolio Manager

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES               ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

Alliance Greater China '97 Fund is a non-diversified management investment company that seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1998
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*             -40.41%        -42.92%
CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*             -40.57%        -42.94%
CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*             -40.47%        -41.06%


SEC AVERAGE ANNUAL TOTAL RETURNS (AT MAXIMUM OFFERING PRICE) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1997)
                                        CLASS A     CLASS B     CLASS C
                                        -------     -------     -------
Since Inception**                       -31.33%     -31.25%     -29.02%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class. SEC average annual total returns for the period shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charge.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/3/97, all share classes.

**   Not Annualized.


3


TEN LARGEST HOLDINGS
JANUARY 31, 1998 (UNAUDITED)                    ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________
                                                                    PERCENT OF
COMPANY                                        U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Hong Kong Telecommunications--The company
  provides telecommunications, computer,
  engineering and other services.               $   207,445             7.5%
HSBC Holdings Plc.--The company provides
  financial services that include corporate
  and retail banking, private and investment
  banking, and insurance.                           195,063             7.0
Hutchison Whampoa--The company has diverse
  operations including property investment
  and development, port services, retail,
  manufacturing, finance, investment and
  other services.                                   176,425             6.3
Hang Seng Bank--The company provides
  commerical banking and other related
  financial services primarily in Hong
  Kong and China.                                   157,684             5.7
China Telecom, Ltd. Cl. H--The company
  provides cellular telecommunications
  services in the People's Republic of China.       127,375             4.6
Cheung Kong Holdings, Ltd.--The company is
  involved in property development and
  investment, infrastructure and related
  businesses.                                       127,310             4.6
CLP Holdings, Ltd.--The company provides
  electricity to Hong Kong and The People's
  Republic of China.                                109,862             3.9
Sun Hung Kai Properties, Ltd.--The company is
  involved in property development and
  investment, hotel ownership, financial
  services, manufacturing, and other industries.    102,624             3.7
New World Development Co., Ltd.--The company
  deals in property development and
  investment and other services.                     84,367             3.0
China Resources Enterprise--The company is
  involved in property development and
  investment and related real estate services.       80,652             2.9
                                                $ 1,368,807            49.2%


4


INDUSTRY DIVERSIFICATION
JANUARY 31, 1998 (UNAUDITED)                    ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________
                                                                    PERCENT OF
                                               U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Capital Goods                                   $   124,470             4.5%
Consumer Manufacturing                               53,897             1.9
Consumer Staples                                    221,590             7.9
Finance                                             421,316            15.1
Multi Industry                                      458,440            16.5
Real Estate                                         379,708            13.6
Technology                                          169,068             6.1
Transportation                                        8,065             0.3
Utilities                                           478,287            17.2
Total Investments*                                2,314,841            83.1
Cash and receivables, net of liabilities            469,595            16.9
Net Assets                                      $ 2,784,436           100.0%


*    Excludes short-term obligations.


5


PORTFOLIO OF INVESTMENTS
JANUARY 31, 1998 (UNAUDITED)                    ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________
                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-83.1%
HONG KONG-70.5%
Cheung Kong Holdings, Ltd.                       25,000      $   127,310
Cheung Kong Infra Holdings                       25,000           64,301
China Foods Holdings, Ltd.                      300,000           70,570
China Merchants Holdings International Co.       50,000           29,727
China Resources Enterprise                       60,000           80,652
China Telecom, Ltd. Cl. H (a)                    90,000          127,375
Citic Pacific, Ltd.                              15,000           43,040
CLP Holdings, Ltd.                               20,000          109,862
Hang Seng Bank                                   20,000          157,684
Henderson Land Development                        6,000           19,930
Hong Kong & China Gas                            20,000           33,605
Hong Kong Telecommunications                    100,000          207,445
HSBC Holdings Plc.                                8,800          195,063
Hutchison Whampoa                                30,000          176,425
Ka Wah Bank, Ltd.                                40,000           19,775
Legend Holdings, Ltd. (a)                       330,000           72,509
New World Development Co., Ltd.                  35,000           84,367
New World Infrastructure (a)                     10,000           19,581
Ng Fung Hong, Ltd.                               60,000           56,611
Shanghai Industrial Holdings                     15,000           39,453
Sun Hung Kai Properties, Ltd.                    20,000          102,624
Swire Pacific Cl. A                              15,000           68,244
Tianjin Development Holdings (a)                 60,000           36,836
Wharf Holdings                                   15,000           21,326
                                                             ------------
                                                               1,964,315

PEOPLE'S REPUBLIC OF CHINA-3.3%
China National Aviation (a)                      60,000            8,065
Qingling Motor Companies Cl. H                   60,000           17,061
Yantai Changyu Pioneer Cl. B (a)                200,000           67,468
                                                             ------------
                                                                  92,594

SINGAPORE-1.6%
Hong Kong Land Holdings                          15,000           24,150
Jardine Matheson                                  5,000           20,900
                                                             ------------
                                                                  45,050

TAIWAN-7.7%
Asustek Computer, Inc. (a)                        2,000           37,882
Cathay Life Insurance                             6,000           24,441
China Trust Commercial Bank (a)                  20,000           24,353
Compal Electronics, Inc. (a)                     10,000           31,030
Kang Na Hsiung Enterprise (a)                    20,000           26,941
Phoenixtec Power Co., Ltd. (a)                   15,000           40,588
Taiwan Semiconductor (a)                          8,000           27,647
                                                             ------------
                                                                 212,882

Total Common Stocks
  (cost $3,474,800)                                            2,314,841

TIME DEPOSIT-14.4%
Dresdner Bank
5.63%, 2/02/98
  (cost $400,000)                                  $400          400,000

TOTAL INVESTMENTS-97.5%
  (cost $3,874,800)                                            2,714,841
Other assets less liabilities-2.5%                                69,595

NET ASSETS-100%                                              $ 2,784,436


(a)  Non-income producing security


6


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)                    ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $3,874,800)            $ 2,714,841
  Cash, at value (cost $64,673)                                         64,670
  Receivable for investment securities sold                            419,851
  Deferred organization expenses                                       298,969
  Receivable for capital stock sold                                     60,198
  Receivable from advisor                                               42,873
  Total assets                                                       3,601,402

LIABILITIES
  Payable for investment securities purchased                          400,000
  Organizational expense payable                                       326,500
  Distribution fee payable                                               1,962
  Accrued expenses                                                      88,504
  Total liabilities                                                    816,966

NET ASSETS                                                         $ 2,784,436

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     4,710
  Additional paid-in capital                                         4,330,431
  Distributions in excess of net investment income                      (9,483)
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (381,278)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (1,159,944)
                                                                   $ 2,784,436

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($541,551/
    91,632 shares of capital stock issued and outstanding)               $5.91
  Sales Charge--4.25% of public offering price                            0.26
  Maximum offering price                                                 $6.17

  CLASS B SHARES
  Net asset value and offering price per share ($2,050,319/
    346,827 shares of capital stock issued and outstanding)              $5.91

  CLASS C SHARES
  Net asset value and offering price per share ($120,491/
    20,368 shares of capital stock issued and outstanding)               $5.92

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($72,075/12,180 shares of capital stock issued
    and outstanding)                                                     $5.92


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SEPTEMBER 3, 1997* TO JANUARY 31, 1998 (UNAUDITED)

                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                         $    30,931
  Interest                                               15,154    $    46,085

EXPENSES
  Advisory fee                                           12,016
  Distribution fee - Class A                                660
  Distribution fee - Class B                              8,863
  Distribution fee - Class C                                593
  Custodian                                              44,072
  Audit and legal                                        35,918
  Amortization of organization expenses                  27,531
  Transfer agency                                        18,612
  Printing                                               11,532
  Directors' fees                                         4,158
  Miscellaneous                                           8,182
  Total expenses                                        172,137
  Less: expenses waived by the Adviser
    (see Note B)                                       (135,587)
  Net expenses                                                          36,550
  Net investment income                                                  9,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                        (383,186)
  Net realized gain on foreign
    currency transactions                                                1,908
  Net unrealized appreciation (depreciation) of:
    Investments                                                     (1,159,959)
    Foreign currency denominated assets
      and liabilities                                                       15
  Net loss on investments and foreign
    currency transactions                                           (1,541,222)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(1,531,687)


*    Commencement of operations

     See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS
SEPTEMBER 3, 1997* TO JANUARY 31, 1998 (UNAUDITED)

                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                                            $     9,535
  Net realized loss on investments and foreign
    currency transactions                                             (381,278)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (1,159,944)
  Net decrease in net assets from operations                        (1,531,687)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                             (1,855)
    Class B                                                             (7,021)
    Class C                                                               (412)
    Advisor Class                                                         (247)
  Distributions in excess of net investment income
    Class A                                                             (3,448)
    Class B                                                             (5,170)
    Class C                                                               (398)
    Advisor Class                                                         (467)

CAPITAL STOCK TRANSACTIONS
  Net increase                                                       4,335,141
  Total increase                                                     2,784,436

NET ASSETS
  Beginning of period                                                       -0-
  End of period                                                    $ 2,784,436


*    Commencement of operations

     See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 (UNAUDITED)                    ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $326,500 have been deferred and are being amortized on a straight-line basis through August, 2002.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


10


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management, L.P. ("the Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to voluntarily waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the period ended January 31, 1998, such waiver and reimbursement amounted to $135,587.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended January 31, 1998, the Transfer Agent voluntarily waived all of its fees under the Agreement.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,452 from the sale of Class A shares and $725 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the period ended January 31, 1998.

Brokerage commissions paid on investment transactions for the period ended January 31, 1998 amounted to $22,184, none of which was paid to a broker utilizing the services of an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distrib-


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ution costs reimbursed by the Fund in the amounts of $305,668 and $13,239 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $4,253,229 and $401,527, respectively, for the period ended January 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the period ended January 31, 1998.

At January 31, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $16,550 and gross unrealized depreciation of investments was $1,176,509 resulting in net unrealized depreciation of $1,159,959 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at January 31, 1998.


12


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                                     SHARES                        AMOUNT
                                ------------------           ------------------
                                SEPTEMBER 3, 1997*           SEPTEMBER 3, 1997*
                                       TO                              TO
                                 JANUARY 31, 1998             JANUARY 31, 1998
                                   (UNAUDITED)                  (UNAUDITED)
                                ------------------           ------------------
CLASS A
Shares sold                             96,418                  $   866,870
Shares issued in
  reinvestment of
  dividends and
  distributions                            502                        3,613
Shares redeemed                         (5,288)                     (42,189)
Net increase                            91,632                  $   828,294

CLASS B
Shares sold                            361,616                  $ 3,300,875
Shares issued in
  reinvestment of
  dividends and
  distributions                          1,205                        8,686
Shares redeemed                        (15,994)                    (117,413)
Net increase                           346,827                  $ 3,192,148

CLASS C
Shares sold                             20,284                  $   196,906
Shares issued in
  reinvestment of
  dividends and
  distributions                             84                          604
Net increase                            20,368                  $   197,510

ADVISOR CLASS
Shares sold                             12,423                  $   119,232
Shares issued in
  reinvestment of
  dividends and
  distributions                              9                           64
Shares redeemed                           (252)                      (2,107)
Net increase                            12,180                  $   117,189


*    Commencement of operations


13


FINANCIAL HIGHLIGHTS                            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        ADVISOR
                                             CLASS A       CLASS B       CLASS C         CLASS
                                            -----------   -----------   -----------   -----------
                                             SEPT. 3,      SEPT. 3,      SEPT. 3,      SEPT. 3,
                                              1997(A)       1997(A)       1997(A)       1997(A)
                                                TO            TO            TO            TO
                                           JAN. 31, 1998 JAN. 31, 1998 JAN. 31, 1998 JAN. 31, 1998
                                            (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                            -----------   -----------   -----------   -----------
Net asset value, beginning of period          $10.00        $10.00        $10.00        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .05           .02          .03           .06
Net realized and unrealized loss
  on investments and foreign
  currency transactions.                       (4.08)        (4.07)       (4.07)        (4.07)
Net decrease in net asset value
  from operations                              (4.03)        (4.05)       (4.04)        (4.01)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)         (.02)        (.02)         (.02)
Distributions in excess from net
  investment income                             (.04)         (.02)        (.02)         (.05)
Total dividends and distributions               (.06)         (.04)        (.04)         (.07)
Net asset value, end of period                $ 5.91        $ 5.91       $ 5.92        $ 5.92

TOTAL RETURN
Total investment return based on
  net asset value (d)                         (40.41)%      (40.57)%     (40.47)%      (40.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $542        $2,050         $120           $72
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)                          2.50%         3.20%        3.20%         2.20%
  Expenses, before waivers/
    reimbursements (e)                         13.67%        14.50%       14.52%        13.64%
  Net investment income (e)                     1.30%          .64%         .66%         1.64%
Portfolio turnover rate                           46%           46%          46%           46%
Average commission rate                       $.0072        $.0072       $.0072        $.0072


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


14


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER
WILLIAM H. FOULK, JR.
TAK-LUNG TSIM

OFFICERS
MATTHEW W. S. LEE, CHIEF INVESTMENT OFFICER
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019


15


ALLIANCE GREATER CHINA '97 FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GCFSR